                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 11, 1995 appearing on page F-2 of Microelectronic Packaging Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.



/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

San Diego, California
June 19, 1996